UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 11, 2004

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)


Virginia                     0-24015 54-1890464
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                                1306 Squire Court
                            Sterling, Virginia 20166
          (Address of principal executive offices, including zip code)

                                 (703) 450-0400
              (Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 - Press release dated March 11, 2004

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND
                FINANCIAL CONDITION

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the information provided in this report is being furnished under Item 12 of Form 8-K.

On March 11, 2004, SteelCloud, Inc. issued a press release announcing financial results for its first quarter ended January 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 11, 2004

                                               By:  /S/ KEVIN MURPHY
                                               ----------------------------
                                               Name: Kevin Murphy
                                               Title: Chief Financial Officer

Exhibit 99.1 - Press Release dated March 11, 2004

1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450-0406

FOR INVESTOR OR MARKETING INFORMATION CONTACT: WILLIAM D. HUGHES AT 703-450-0400, EXT. 5124 FOR FINANCIAL INFORMATION

PLEASE ACCESS OUR WEB SITE AT WWW.STEELCLOUD.COM
                              ------------------

PRESS RELEASE
For Immediate Distribution

           STEELCLOUD ANNOUNCES FISCAL FIRST QUARTER FINANCIAL RESULTS

RESULTS IN LINE WITH EARLIER ANNOUNCEMENT REGARDING Q1 REVENUES AND PROFITS Dulles, VA, March 11, 2004 - SteelCloud Inc. (NASDAQ: SCLD), a leading supplier of network security solutions, today announced financial results for its 2004 fiscal first quarter, which ended January 31, 2004.

For the fiscal first quarter 2004, revenues from continuing operations were $4,163,697 compared to $7,634,168 in fiscal first quarter 2003. The Company recorded a net loss from continuing operations before taxes of $1,619,341 for first quarter 2004 compared to net earnings before taxes of $114,885 in the previous fiscal year first quarter. Net loss per share was $.12 in fiscal first quarter 2004 compared to earnings of $.01 net per share in first quarter, 2003.

"As we reported previously, first quarter financial results due to order delays have resulted in SteelCloud's first loss after five consecutive profitable quarters," said Thomas P. Dunne, SteelCloud Chairman and CEO. "However, second quarter orders across all SteelCloud business units are now forecast to grow compared to the first quarter. We continue to invest in transforming SteelCloud into a network security market force with our own brand and position. To that end, our line of network security appliances is growing in both breadth and depth as we expand our line of co-branded appliances for the enterprise markets. Meanwhile, in conjunction with newly acquired technology from Asgard Technologies, we are developing our own proprietary network security products and services for the middle markets while implementing broad new marketing programs."

Fiscal Year 2004, Q1 highlights:

o    Ended the quarter with $7,855,830 in cash

o Announced and shipped SteelCloud Model AVG 1000 Plus Antivirus Gateway appliance

o Expanded Partnership Agreement with Computer Associates to create a Premium appliance bundle featuring ETrust Secure Content Management software

o Completed benchmark testing for independent testing organization that showed "SteelCloud eTrust appliances performance eclipsed those of the leading competitor - in one case by orders of magnitude."

o Designed, developed and produced Extranet communications channels for SteelCloud channel partners and customers.

o    Shipped first security appliances to Europe

o    Increased services revenues by 15% over prior quarter

o    Increased deferred revenues to $1.8 Million

As previously announced, the Company will hold a conference call at 11:00 a.m. EST on Tuesday, March 16, 2004 to discuss the earnings release. Thomas P. Dunne, Chairman and Chief Executive Officer of SteelCloud will host the call. For investors interested in joining the conference call, please dial 1-800-245-1683; international callers dial 1-312-461-9409 and ask for the SteelCloud conference call. Investors unable to participate in the live call will be able to hear a recording of the conference call by dialing 1-800-839-6713; confirmation #6181386.

ABOUT STEELCLOUD

SteelCloud is a leading provider of network security solutions. The company develops security solutions with some of the world's premiere software and technology companies. With a 16-year history of delivering complex server solutions to major corporate and public sector enterprises, the company has won numerous awards for technical excellence and customer services. SteelCloud's comprehensive engineering, product development, and support infrastructure provides a unique capability for rapidly developing cost effective, high performance, hardened network appliances. SteelCloud can be reached at 703-450-0400. Additional information is available at WWW.STEELCLOUD.COM.

                                      # # #

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of the Company's stock; and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-K and its quarterly reports on Forms 10-Q; and any reports on Form 8K. SteelCloud takes no obligation to update or correct forward-looking statements.


STEELCLOUD, INC.
CONSOLIDATED BALANCE SHEET
                                                                                        OCTOBER 31,             JANUARY 31,
                                                                                           2003                    2004
                                                                                   ------------------     --------------------
                                        ASSETS                                                                (UNAUDITED)
      Current assets
         Cash and cash equivalents                                                        $8,098,221               $7,855,830
         Accounts receivable, net of allowance for doubtful accounts of
      $293,000 and $11,743 as of October 31, 2003 and January 31, 2004,
      respectively                                                                         5,332,549                3,488,162
         Inventory, net                                                                    2,880,944                3,350,463
         Deferred tax asset                                                                  400,000                        -
         Income tax receivable                                                                55,392                   55,392
         Prepaid expenses and other current assets                                           184,420                  206,469
         Deferred contract cost                                                                7,053                  721,546
                                                                                   ------------------     --------------------
      Total current assets                                                                16,958,579               15,677,862

         Property and equipment, net                                                         477,111                  422,546
         Equipment on lease, net                                                             335,935                  278,482
         Goodwill and other intangible assets, net                                         1,778,059                1,758,060
         Deferred tax asset                                                                        -                  400,000
         Other assets                                                                        211,155                  196,603
                                                                                   ------------------     --------------------
      Total assets                                                                       $19,760,839              $18,733,553
                                                                                   ==================     ====================

                         LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities
          Accounts payable                                                                $3,202,195               $1,299,279
          Accrued expenses                                                                 1,369,145                1,506,155
          Notes payable, current                                                              96,133                   14,637
          Unearned revenue                                                                   293,363                1,813,666
                                                                                   ------------------     --------------------
      Total current liabilities                                                            4,960,836                4,633,737

          Note payable, long-term                                                             59,952                   56,269
          Other                                                                                6,415                        -
                                                                                   ------------------     --------------------
      Total long-term liabilities                                                             66,367                   56,269


      Stockholders' equity
              Common stock, $.001 par value: 50,000,000 shares   authorized,
      13,008,553 and 13,353,570 shares issued and outstanding at October 31,
      2003 and January 31, 2004                                                               13,009                   13,354
          Additional paid in capital                                                      47,307,036               48,222,699
          Treasury stock, 400,000 shares at October 31, 2003 and January 31,
      2004, respectively                                                                 (3,432,500)              (3,432,500)
          Accumulated deficit                                                           (29,153,909)             (30,760,006)
                                                                                   ------------------     --------------------
      Total stockholders' equity                                                          14,733,636               14,043,547
                                                                                   ------------------     --------------------

      Total liabilities and stockholders' equity                                         $19,760,839              $18,733,553
                                                                                   ==================     ====================




STEELCLOUD, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)


                                                                          THREE MONTHS ENDED
                                                                              JANUARY 31,
                                                                     2003                    2004
                                                              ------------------      -----------------
     Revenues
          Products                                                    $6,880,390             $3,295,312
          Services                                                       753,778                868,385
                                                             --------------------     ------------------
     Total revenues                                                    7,634,168              4,163,697
                                                             --------------------     ------------------
     Cost of revenues
          Products                                                     5,523,403              2,802,087
          Services                                                       568,428                569,116
                                                             --------------------     ------------------
     Total cost of revenue                                             6,091,831              3,371,203
                                                             --------------------     ------------------
     Gross profit                                                      1,542,337                792,494

     Selling and marketing                                               298,724                470,285
     General and administrative                                        1,128,728              1,791,106
     Research and product development                                          -                150,444
                                                             --------------------     ------------------
     Income (loss) from continuing operations                            114,885            (1,619,341)
     Interest expense (income), net                                        5,840               (13,242)
                                                             --------------------     ------------------

     Net income (loss) from continuing operations                        109,045             (1,606,099)
     Loss from discontinued operations                                  (29,501)                      -
                                                             --------------------     ------------------
     Net income (loss)                                                  $ 79,544           $ (1,606,099)
                                                             ====================     ==================

     Earnings (loss) per share (basic and diluted):
      Earnings (loss) from continuing operations                          $ 0.01               $ (0.12)
      Discontinued operations                                                  -                      -
                                                             --------------------     ------------------
      Net earnings (loss) per share                                       $ 0.01               $ (0.12)
                                                             ====================     ==================

     Weighted-average shares outstanding, basic                       10,046,556             12,865,977
     Weighted-average shares outstanding, diluted                     10,412,839             12,865,977
